EXHIBIT 10.2

THE SECURITIES, IF ANY, REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

PLASMATECH, INC.

PROMISSORY NOTE

Principal Amount: $450,000	Issuance Date: December 15, 2009

Interest Rate: 0%	Maturity Date: December 15, 2012

Plasmatech, Inc., a Nevada corporation (the “Company”) hereby promises to pay to the order of RF Wireless, LLC., a Nevada limited liability company (the “Noteholder”), pursuant to the terms of that certain Intellectual Property Purchase Agreement dated as of the date hereof and attached hereto as Exhibit A and the terms herein, in lawful money of the United States of America, Four Hundred and Fifty Thousand Dollars ($450,000) due and payable on December 15, 2012 and as further described herein.

1.	INTEREST. This note shall carry no interest.

2.         PREPAYMENT. This Promissory Note (the “Note”) may be prepaid, in whole or in part, by the Company at anytime.

3.	PAYMENT TERMS.	This Note shall be payable as follows:

a.        An initial payment of One Hundred and Fifty Thousand Dollars ($150,000) on or before the one year anniversary of the Issuance Date;

b.        A second payment of One Hundred and Fifty Thousand Dollars ($150,000) on or before the two year anniversary of the Issuance Date; and

c.        A third payment of One Hundred and Fifty Thousand Dollars ($150,000) on or before the three year anniversary of the Issuance Date.

_______Company

4.         TRANSFER AND ASSIGNMENT. This Note shall be freely transferable and assignable by the Noteholder and the Company provided such transfer is in compliance with applicable federal and state securities laws.

5.         DEFAULT.   The occurrence of any one of the following events shall constitute an “Event of Default”:

a.        A default in the performance or observance of any material covenant, condition or agreement contained in this Note, including the payment of any amount due and owing under Section 3 herein, and such default is not fully cured within thirty business days after the Company receives notice from the Noteholder of the occurrence thereof;

b.         The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

c.         The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

6.         NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, electronic mail transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, electronic mail, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing and shall be addressed to:

_______Company

If to the Company to: Plasmatech, Inc. 2764 Lake Sahara Dr., Suite 111 Las Vegas, Nevada 89117 Telephone: (702)-851-1330 E-mail: corporate@plasmatechinc.com	If to the Noteholder to: RF Wireless, LLC Attn: Sylvia Smalley Sylvia@rfwirelesssolutions.com Telephone: (604)-598-0295

7.         GOVERNING LAW. The subject matter of this Note shall be governed by and construed in accordance with the laws of the State of Nevada (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted. EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE COURTS LOCATED IN THE NEVADA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS NOTE, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM. AS A MATERIAL INDUCEMENT FOR THIS NOTE, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE.

8.         ATTORNEY’S FEES. Should any party hereto employ an attorney for the purpose of enforcing or constituting this Note, or any judgment based on this Note, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.

9.         CONFORMITY WITH LAW.It is the intention of the Company and of the Noteholder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

10.       AMENDMENT. This Note may be amended at anytime upon the mutual written consent of the Company and the Noteholder

11.       MISCELLANEOUS.The provisions of this Note may only be waived in or by a writing signed by the party against whom enforcement of any waiver is sought. This Note

_______Company

embodies the entire understanding between Noteholder and the Company and merges all prior discussions or communications between them. Time is of the essence in the performance under this Note and of each and every provision thereof.

***SIGNATURE PAGE FOLLOWS***

_______Company

SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it as of the date first set forth above.

PLASMATECH, INC.
A Nevada corporation

_______________________________________
By: Marvin Williams
Its:	Chief Executive Officer

Agreed and Confirmed by:

RF WIRELESS, LLC

A Nevada limited liability company

________________________________________
By: Sylvia Smalley
Its:	President

_______Company

EXHIBIT A

Intellectual Property Purchase Agreement

_______Company
Page 6 of 6